American Century Capital Portfolios, Inc. Statement of Additional Information (SAI) Supplement
Supplement dated June 1, 2020 ■ Statement of Additional Information dated March 1, 2020

Effective June 1, 2020, the primary benchmark for Global Real Estate and NT Global Real Estate was changed to the S&P Developed REIT Index. The following revisions reflect this change.
The following replaces the first paragraph of the Foreign Securities section on page 6 of the SAI:
The funds may invest in the securities of issuers located in foreign countries, including foreign governments and their agencies, when these securities meet their standards of selection. Real Estate does not have a specific percentage limitation on investments in foreign securities, but may only invest in issuers located in developed countries. Global Real Estate and NT Global Real Estate will invest at least 30% (unless the portfolio manager deems market conditions unfavorable, in which case the fund would invest 20%) of its assets in securities of foreign issuers located in developed and emerging markets countries. In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weighting given to each of these factors will vary depending on the circumstances in a given case. The funds consider a security to be an emerging markets security if its issuer is located outside the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg , the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The following replaces the table in the Bonus section on page 29 of the SAI:

Fund	Benchmark	Peer Group[1]
Global Real Estate	S&P Developed REIT Index[2]	Morningstar Global Real Estate
NT Global Real Estate[3]	N/A	N/A
Real Estate	MSCI U.S. REIT Index	Morningstar Real Estate

1 Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable (i.e., has less peer turnover) over the long term and that more closely represents the fund’s true peers based on internal investment mandates.
2 Effective June 1, 2020, the benchmark changed from the FTSE EPRA/NAREIT Global Index to the S&P Developed REIT Index, a member of the of the S&P Global Property Index Series.
3 Performance of NT Global Real Estate is not separately considered in determining portfolio manager compensation.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-96268 2006